                                 EXHIBIT 10.14



                    DATED THIS 17TH DAY OF JANUARY   , 1997



                                    BETWEEN



                     ARTLOON SUPPLIERS SDN. BHD. (170818-K)

                                               . . . LANDLORD



                                      AND



                     OPTO SENSORS (M) SDN. BHD. (307669-T)

                                               . . . TENANT



                               TENANCY AGREEMENT



REF.:  ASSB/OSSB/97/GPB


PREMISES
--------

NO. 18, JALAN FIRMA 2/2
KAWASAN PERINDUSTRIAN TEBRA I
8110 JOHOR BAHRU

     THIS AGREEMENT is made the day and year stated in Section 1 of the FIRST SCHEDULE hereto Between the Landlord whose name and description are stated in
Section 2 of the FIRST SCHEDULE hereto (hereinafter referred to as "the Landlord") of the one part And the Tenant whose name and description are stated in Section 3 of the FIRST SCHEDULE hereto (hereinafter referred to as "the Tenant") of the other part.

     WHEREAS the Landlord has agreed to let and the Tenant has agreed to take all the property more particularly described in the SECOND SCHEDULE HERETO (hereinafter referred to as "the Demised Premises") on the terms and conditions hereinafter appearing.

                   NOW THIS AGREEMENT WITNESSETH as follows:

     1. The Landlord lets and the Tenant takes all the Demised Premises for the period stated in Section 1 of the THIRD SCHEDULE hereto at the monthly rental stated in Section 2 of the THIRD SCHEDULE hereto payable in advance on the first day of each and every succeeding month, the first payment to be made upon the commencement of the tenancy hereby created.

     2. Upon the execution of this Agreement the Tenant shall deposit with the Landlord the sum stated in Section 3 of the THIRD SCHEDULE hereto (hereinafter referred to as "the said Deposit" and the receipt whereof the Landlord hereby acknowledges) as security for the due performance and observance by the Tenant of all and singular the several covenants stipulations terms and conditions on the part of the Tenant herein contained. The said Deposit less such sum or sums as may be due to the Landlord shall be refunded to the Tenant without interest on the expiration of this Agreement. PROVIDED ALWAYS that the said Deposit shall not in any circumstances be treated as payment of rent in advance.

     3.   THE TENANT HEREBY COVENANTS WITH THE LANDLORD as follows:

          (a) To pay the reserved rent on the day and in the manner aforesaid.

          (b) To pay all existing and future charges for supply of electricity and water including deposit thereof in respect of the Demised Premises.

          (c) To keep in good and tenantable repair and condition the Demised Premises fair wear and tear excepted.

          (d) To permit the Landlord and his agent(s) with or without workmen and others at all reasonable times but with prior reasonable notice to enter upon or examine the condition of the Demised Premises and to execute repairs to the same.

          (e) To comply with all rules, regulations and by-laws of the local authorities concerned in respect of the Demised Premises.

          (f) Not to do or permit to be done on the Demised Premises any thing which will or may infringe any of the laws, by-laws or regulations in force or which may be a nuisance or annoyance to or in any way interfere with the quite and comfort of the occupants of neighboring premises.

          (g) Not to make or permit to be made any alteration or addition to the said Demised Premises without previous consent in writing of the Landlord and upon such consent

                                      1.

having been granted the Tenant shall cause plans and drawings of the alterations or additions to the Demised Premises to be drawn and submitted to the relevant authorities for approval and the costs and expenses incurred thereby shall be borne by the Tenant and all alterations, additions and all fixtures and fittings so attached or affixed to the Demised Premises shall belong to the Landlord without any claim by the Tenant for compensation or other claims whatsoever.

          (h) Not to do or permit or suffer to be done anything whereby the policy or policies of insurance on the premises against any loss or damage by fire for the time being subsisting may become void or voidable or whereby the rate of premium there on may be increased and to indemnify and keep indemnified the Landlord any increase in the said premium and all expenses incurred by the Landlord on or about any renewal of such policy or policies rendered necessary by a breach or non-observance of this covenant.

          (i) Not to permit or suffer any sale by auction to be held on the Demised Premises.

          (j) At the expiration or sooner determination of the term hereby created to yield up the Demised Premises in good and tenantable repair and conditions (fair wear and tear only accepted).

          (k) Not at any time to use or permit or suffer the said Demised Premises or any part thereof to be used for illegal or immoral purposes.

          (l) Not to keep or permit to be kept upon the said Demised Premises or any part thereof any materials of a dangerous, explosive or noxious nature or the keeping of which may contravene any statute regulation or by-laws currently applicable.

          (m) Not to carry on any trade or business as an undertaker or relating to funeral parlous or the sale or purchase of coffin.

          (n) The Tenant shall use the Demised Premises for the purpose as permitted under Section 6 of the Third Schedule.

     4.   THE LANDLORD HEREBY COVENANTS WITH THE TENANT as follows:

          (a) To pay all quit rent assessments and other outgoings upon the Demised Premises and payable by the Landlord.

          (b) That the Tenant paying the rent hereby reserved and observing and performing the several covenants hereby on his part contained shall peacefully hold and enjoy the Demised Premises during the said term without any claim through under or in trust for them.

          (c) To refund to the Tenant without interest thereon the Deposit in the sum stated in Section 3 of the THIRD SCHEDULE hereto on the due expiration of this tenancy or such extended term or terms less such sum or sums which may be due and owing to the Landlord for any breach of covenant on the part of the Tenant to be performed.

          (d) At the determination of the term hereby granted to allow the Tenant to remove all his own fittings subject to the Tenant paying reasonable compensation for any damage caused by such removal.

                                      2.

     5. PROVIDED ALWAYS AND IT IS HEREBY EXPRESSLY AGREED BETWEEN THE PARTIES HERETO as follows:

          (a) If at any time the monthly rent hereby covenant to be paid by the Tenant to the Landlord or any part thereof shall remain unpaid for seven (7) days after becoming due and payable whether formally demanded or not, or if the covenants on the Tenant's part herein contained shall not be performed or observed or if the Tenant shall become wound-up or suffer any distress or execution to be levied against the assets of the Tenant then in any such case it shall be lawful for the Landlord at any time thereafter without notice to re-enter upon the Demised Premises or any part thereof in the name of the whole and thereupon this Tenancy shall absolutely determine but without prejudice to the right of action of the Landlord in respect of any antecedent breach of the Tenant's covenant hereinbefore contained.

          (b) If the Tenant shall be desirous of extending the Tenancy hereby crated for a further term the Tenant shall not more than (2) months before the expiration of the term hereby created give to the Landlord notice in writing of such his desire and if he (the Tenant) shall have performed and observed the several stipulations herein contained and on his part to be performed and observed up to the termination of the tenancy hereby created then the Landlord will let the Demised Premises to the Tenant for the further term stated in
Section 4 of the THIRD SCHEDULE hereto from the expiration of the term hereby created at the rental described in Section 5 of the THIRD SCHEDULE hereto and subject in all other respects to the same stipulations as herein contained except this clause for renewal.

          (c) In the event that the Demised Premises or any part thereof shall at any time during the said term be destroyed or damaged by fire, earthquake, the enemies of the Government of Malaysia, civil commotion or other disaster so as to render the Demised Premises or a part thereof unfit for occupation and use the rent hereby reserved or a fair portion thereof according to the nature and extend of the damage sustained shall be suspended until the Demised Premises or such part thereof shall again be rendered fit occupation or use provided that in case of fire where such fire has been caused by the default or negligence of the Tenant or the Tenant's servant or agent, invitees or licensees the Tenant shall still remain liable for the payment of the rent in full for the period in which the said premises shall remain unfit for use.

          (d) Should this tenancy be determined by the Tenant at any time before the expiry of the term hereby created either voluntarily or by virtue of Clause 5(a) herein the said Deposit stated in Clause 2 shall the be absolutely forfeited to the Landlord without prejudice to any right of action the Landlord may have against the Tenant in respect of the unpaid rents or any antecedent breach of the terms of the tenancy.

          (e) It is hereby expressly agreed by the Parties that the "SPECIAL CONDITIONS" shall prevail over the term or terms contained in Clause 1 to 5(d) aforesaid.

          (f) Time wherever stated herein shall be of the essence.

          (g) Any notice to be given under this Agreement shall be in writing and shall be sufficiently served on the Landlord if sent to him by prepaid registered post addressed to him at his address herein stated or to his last known address in West Malaysia and any notice to the Tenant shall be in writing and shall be sufficiently served to the Tenant if sent to him at his address herein stated or to his last known address in West Malaysia and any notice sent aforesaid shall be deemed to have been received in the ordinary course of post.

                                      3.

          (h) In this Agreement wherever the context admits the expressions the "Landlord" and the "Tenant" shall mean and include their respective heirs-at-law, personal ___________ representative, ____________ executors, administrators, successors-in-title and permitted assigns as the case may be and when two (2) or more persons are included in the expression their liabilities under this Agreement shall be joint and several. Words importing the masculine gender shall be deemed and takes to include the feminine and neuter genders and the singular to include the plural and vice versa.

          (i) The Tenant shall bear and pay the stamp duties on this Agreement.

          (j) In the event of the Landlord being rendered necessary to take steps to defend any actions or claims that may be taken against the Landlord arising from any default or neglect or action or non-action on the part of the Tenant to be performed by virtue of the Landlord being the registered owner of the Demised Premises and in the event of the Landlord having to issue out and serve upon the Tenant any notice of demand or legal process for the recovery of rent or any money payable to the Landlord under this Agreement then in any of such event the Tenant shall bear and pay the Landlord all costs and expense (and in the case where the Landlord engages a solicitor such solicitor's fee on a solicitor and client basis) besides such money payable to the Landlord upon demand.

                      THE FIRST SCHEDULE ABOVE REFERRED TO

Section
  No.                        Item                            Particulars
-------      ------------------------------------   ------------------------------
    1.       The day and year of this Agreement     This 17th day of January 1997

    2.       Name and Description of the Landlord   ARTLOON SUPPLIERS SDN.
                                                    BHD. (170818-K)
                                                    No. 46-02 Jalan Tun Abdul
                                                    Razak, Sunsur 1,
                                                    80000 Johor Bahru

    3.       Name and Description of the Tenant     OPTO SENSORS (M) SDN. BHD.
                                                    (307669-T)
                                                    No. 8 Jalan Firma 2/2
                                                    Kawasan Perindustrian Tebra
                                                    I, 81100 Johor Bahru

                     THE SECOND SCHEDULE ABOVE REFERRED TO

     The Ground Floor of that Demised Premises known as No. 18, Jalan Firma 2/2, Kawasan Perindustrian Tebrau I, 81100 Johor Bahru.

                                      4.

                      THE THIRD SCHEDULE ABOVE REFERRED TO

Section
  No.                       Item                                 Particulars
-------   ----------------------------------------   ------------------------------------
     1.   Period of Tenancy                          ONE (1) year commencing from the
                                                     1st day of January 1997 to the 31st
                                                     day of December 1997

     2.   The monthly rental in respect of the       Ringgit Malaysia:  THIRTEEN
          Demised Premises                           THOUSAND (RM13,000.00)
                                                     ONLY.

     3.   Deposit paid upon signing of this          Ringgit Malaysia:  TWENTY-SIX
          Agreement                                  THOUSAND (RM26,000.00)
                                                     ONLY.

     4.   Period of extension of tenancy             ONE (1) YEAR.

     5.   Rental in respect of extension of          TO BE AGREED UPON
          tenancy

     6.   Permitted use of the Demised Premises      MANUFACTURING OF OPTICAL
                                                     MICE, OPTICAL SENSORS,
                                                     MUSICAL INTERFACE DEVICES,
                                                     X-RAY SCANNER/SYSTEMS AND
                                                     PULSE OXIMETERS


                                      5.

                     THE FOURTH SCHEDULE ABOVE REFERRED TO
                     (THE "SPECIAL CONDITIONS" REFERRED TO
                             IN CLAUSE 5(E) HEREIN)

     1. The Tenant shall within the last two (2) months of the Tenancy permit the Landlord or his agent(s) to affix without interference upon the Demised Premises a notice to let or for sale the Demised Premises and to permit any person duly authorized by the Landlord or his agent(s) during reasonable times of the day to view the Demised Premises.

     2. The Tenant shall pay a sum of RM1,000.00 (Ringgit Malaysia One Thousand Only) being deposit for water (hereinafter called "the Water Deposit") the receipt of which is hereby acknowledged by the Landlord. Upon termination of the Tenancy hereby crated the Landlord shall refund the Water Deposit to the Tenant subject to the Landlord deducting such sum or sums for outstanding bills to be paid to the relevant authorities if the sum or sums is not paid by the Tenant.

     3. The Tenant shall apply directly to the relevant authorities for the supply of electricity to the Demised Premises.

     4. All equipment, machinery and etceteras and public liabilities (third party claims) insurance shall be insured by the Tenant.

     5. The Tenant hereby agree to permit/share with the tenant of the First Floor of the Demised Premises the right of access the compound around the Demised Premises in the manner as indicated in Appendix I attached hereto.

     6. In the event the Landlord has a potential tenant for the first floor of the Demised Premises, the Landlord shall grant the Tenant i.e. Opto Sensors
(M) Sdn. Bhd. the first right of refusal valid for seven (7) days from the date of notice.

     IN WITNESSES WHEREOF the parties hereto have hereunto set their hands the day and year first above written.


SIGNED and DELIVERED by  /s/
the above named Landlord
in the presence of:



SIGNED and DELIVERED by  /s/
the above named Tenant
in the presence of:

                                      6.